                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 2, 2003

                            DOV PHARMACEUTICAL, INC.
               (Exact name of registrant as specified in charter)

            Delaware                   0-49730                22-3374365
  (State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation)            File Number)        Identification Number)

               433 Hackensack Avenue, Hackensack, New Jersey 07601
              (Address of principal executive offices and zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS

     On July 2, 2003 a group of funds managed by OrbiMed Advisors, LLC purchased 1,428,571 shares of common stock of DOV Pharmaceutical, Inc. (the "Company") at $10.50 per share for a total of $15,000.000, and three-year warrants to purchase an aggregate of 392,857 shares of common stock of the Company at an exercise price of $16.00 per share. This private placement of common stock and warrants was made pursuant to the terms of a Securities Purchase Agreement made as of July 1, 2003 by and among the Company, PW Juniper Crossover Fund, L.L.C., Caduceus Private Investments, LP, and OrbiMed Associates LLC.

     On July 2, 2003, DOV Pharmaceutical, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1, the text of which is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

               (c)  EXHIBITS (Exhibit table listed on Page 4)

Exhibit No.         Description
-----------         -----------
10.1                Securities Purchase Agreement by and among DOV
                    Pharmaceutical, Inc., PW Juniper Crossover Fund, L.L.C.,
                    Caduceus Private Investment, LP, and OrbiMed Associates
                    LLC, dated as of July 1, 2003.
10.2                Registration Rights Agreement by and among DOV
                    Pharmaceutical, Inc., PW Juniper Crossover Fund, L.L.C.,
                    Caduceus Private Investments, LP, and OrbiMed Associates
                    LLC, dated as of July 1, 2003.
10.3                Form of Warrant Agreement by and among DOV Pharmaceutical,
                    Inc., PW Juniper Crossover Fund, L.L.C., Caduceus Private
                    Investments, LP, and OrbiMed Associates LLC, dated as of
                    July 1, 2003.
99.1                Press Release issued by DOV Pharmaceutical, Inc., July 2,
                    2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2003               DOV PHARMACEUTICAL, INC.


                                  By: /s/ Bernard Beer
                                      ------------------------------------------
                                      Bernard Beer
                                      President

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
10.1                Securities Purchase Agreement by and among DOV
                    Pharmaceutical, Inc., PW Juniper Crossover Fund, L.L.C.,
                    Caduceus Private Investment, LP, and OrbiMed Associates
                    LLC, dated as of July 1, 2003.
10.2                Registration Rights Agreement by and among DOV
                    Pharmaceutical, Inc., PW Juniper Crossover Fund, L.L.C.,
                    Caduceus Private Investments, LP, and OrbiMed Associates
                    LLC, dated as of July 1, 2003.
10.3                Form of Warrant Agreement by and among DOV Pharmaceutical,
                    Inc., PW Juniper Crossover Fund, L.L.C., Caduceus Private
                    Investments, LP, and OrbiMed Associates LLC, dated as of
                    July 1, 2003.
99.1                Press Release issued by DOV Pharmaceutical, Inc., July 2,
                    2003.

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